UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):              July 16, 2019

PARK AEROSPACE CORP.

(Exact Name of Registrant as Specified in Charter)

New York	1-4415	11-1734643
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

48 South Service Road, Melville,	New York	11747
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code         (631) 465-3600

PARK ELECTROCHEMICAL CORP.
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.10 per share	PKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has selected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03.    Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Item 5.03(a)(i).    Amendment to Certificate of Incorporation.

On July 16, 2019, Park Electrochemical Corp. (the “Company”) filed with the State of New York Department of State a Certificate of Amendment of its Restated Certificate of Incorporation, as amended, changing its name to “Park Aerospace Corp.” after the Board of Directors of the Company approved such amendment and the shareholders of the Company approved such amendment at the Annual Meeting of Shareholders. See Item 5.07 below.

The Certificate of Amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.03(a)(ii).    Amendment to By-Laws.

Effective July 16, 2019, the Board of Directors of the Company amended and restated the Company’s By-Laws only to change the name of the Company from “Park Electrochemical Corp.” to “Park Aerospace Corp.”

The By-Laws are filed as Exhibit 3.2 hereto and are incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a) and (b). At the Annual Meeting of Shareholders of the Company on July 16, 2019:

The persons elected as directors of the Company and the voting for such persons were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes

Dale Blanchfield	16,658,912	621,128	2,129	1,721,583
Emily J. Groehl	16,985,518	294,594	2,057	1,721,583
Brian E. Shore	16,946,066	333,724	2,379	1,721,583
Carl W. Smith	16,940,153	340,012	2,004	1,721,583
Steven T. Warshaw	16,661,765	618,388	2,016	1,721,583

The proposal to approve an advisory (non-binding) resolution relating to the compensation of the named executive officers was approved by the Shareholders. There were 17,000,157 votes for such approval, 266,930 votes against, 15,082 abstentions and 1,721,583 broker non-votes.

The proposal to approve the amendment of the Company’s Restated Certificate of Incorporation to change the name of the Company was approved by the Shareholders. There were 18,861,272 votes for such approval, 140,428 votes against, 2,052 abstentions and zero broker non-votes.

The appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 1, 2020 was ratified by the Shareholders. There were 18,854,025 votes for such ratification, 141,549 votes against, 8,178 abstentions and zero broker non-votes.

Item 7.01.    Regulation FD.

The Company issued a news release on July 17, 2019 regarding the change of its name. The Company is furnishing the news release as Exhibit 99.1 hereto, which exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly stated by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description

3.1

Certificate of Amendment of the Certificate of Incorporation of the Company filed with the New York State Department of State to change the name of the Company from “Park Electrochemical Corp.” to “Park Aerospace Corp.”

	3.2	By-Laws amended and restated as of July 16, 2019 only to change the name of the Company from “Park Electrochemical Corp.” to “Park Aerospace Corp.”

	99.1	News Release dated July 17, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK AEROSPACE CORP.

Date: July 22, 2019	By:	/s/ Stephen E. Gilhuley
	Name:	Stephen E. Gilhuley
	Title:	Executive Vice President – Administration and Secretary

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